EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT




     We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement 333-33977 of Equity One, Inc. and subsidiaries on Form S-11 of our report dated February 27, 1998 (March 6, 1998 as to Note 10) relating the consolidated financial statements of Equity One, Inc. as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 appearing in the Prospectus, which is part of this Registration Statement, and of our report dated February 27, 1998 relating to the financial statement schedule appearing elsewhere in this Registration Statement.



     We also consent to the reference to us under the headings "Summary Consolidated Financial Data", "Selected Consolidated Financial Data" and "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP



Miami, Florida
May 12, 1998

                         INDEPENDENT AUDITORS' CONSENT




     We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement 333-33977 of Equity One, Inc. and subsidiaries on Form S-11 of our report dated March 17, 1998 relating to the statement of revenues and certain expenses of Lantana Village Square for the year ended December 31, 1997 appearing elsewhere in the Prospectus, which is part of this Registration Statement.



     We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP



Miami, Florida
May 12, 1998

                         INDEPENDENT AUDITORS' CONSENT




     We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement 333-33977 of Equity One, Inc. and subsidiaries on Form S-11 of our report dated March 18, 1998 relating to the statement of revenues and certain expenses of Summerlin Square for the year ended December 31, 1997 appearing elsewhere in the Prospectus, which is part of this Registration Statement.



     We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP



Miami, Florida
May 12, 1998